                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                        ---------------------------------

                                   FORM 8-K/A

                        ---------------------------------

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 30, 2003

                           THE TOWN AND COUNTRY TRUST

             (Exact name of registrant as specified in its charter)

Maryland                            001-12056                52-6613091
---------------------------         -----------------        ------------------
(State or other jurisdiction        (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)


100 S. Charles Street, Baltimore, MD                         21201
------------------------------------                         --------------
(Address of principal executive offices)                     (Zip Code)

       Registrant's telephone number, including area code: (410) 539-7600


      EXPLANATORY NOTE : Pursuant to Item 7(a) (4) of Form 8-K, this Current Report on Form 8-K/A amends the Registrant's Current Report on Form 8-K for the event dated April 30, 2003, as filed on May 15, 2003, to include the historical financial statements and pro forma financial information required by Item 7(a) and (b).

                           THE TOWN AND COUNTRY TRUST
                                   FORM 8-K/A


                                      INDEX

Item 2.  Acquisition or Disposition of Assets

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

      a. Report of Independent Auditors

         Combined Statement of Certain Revenues and Certain Operating Expenses

         Notes to Combined Statement of Certain Revenues and Certain Operating Expenses

      b. Pro Forma Consolidated Balance Sheet as of March 31, 2003
         (Unaudited)

         Pro Forma Consolidated Statement of Operations for the three months ended March 31, 2003 (Unaudited)

         Pro Forma Consolidated Statement of Operations for the year ended December 31, 2002 (Unaudited)

      c. Exhibit

         23 Consent of Independent Auditors

                               The Town and Country Trust
                                       Form 8-K/A


Item 2. Acquisition or Disposition of Assets

        On April 30, 2003, The Town and Country Trust (the "Company") acquired two apartment communities in Pikesville, MD, a Baltimore suburb. The communities, known as the Courts of Avalon (the "Courts") and the Excalibur at Avalon (the "Excalibur"), are located on adjoining parcels less than a mile north of the Baltimore Beltway at 9000 and 9050 Iron Horse Lane, respectively.

        The Courts, acquired from BRH Ironhorse, L.L.C., was completed in 1999 and contains 258 garden-style apartments. The property features a unit mix consisting of 33% one-bedroom units, 50% two-bedroom units and 17% three-bedroom units. Amenities include a swimming pool, putting green, tennis courts, state-of-the-art clubhouse/leasing center, media/conference center with large-screen television and fitness center. Each unit has its own washer and dryer and private garage.

        The Excalibur, acquired from BRH Excalibur, L.L.C., was completed in 2000 and contains 147 units in a four-story, mid-rise, elevatored building. Excalibur's unit mix consists of 19% one-bedroom units, 43% two-bedroom units and 38% three-bedroom units. Amenities include a rooftop swimming pool, sun deck and tennis court, great room with fireplace, media room, library, fitness center and structured parking.

        The aggregate purchase price for the communities was $63,200,000, plus certain customary closing costs, and was funded using: (i) borrowings under the Trust's revolving credit facility with Manufacturers and Traders Trust Company, and (ii) borrowings under the Trust's master credit facility with the Federal National Mortgage Association. The Trust based its determination of the purchase price, which resulted from arms-length negotiations, on the expected cash flow, physical condition, location, competitive advantages, existing tenancies and opportunities to retain and attract tenants. The Trust will continue to operate the properties as apartment communities. Neither seller is affiliated with the Trust or any of its affiliates, trustees or officers, or any associate of any trustee or officer. Each of the sellers was affiliated with the other and under common ownership and control.

        The Trust has structured the purchase to qualify under the "like-kind exchange" provisions of Section 1031 of the Internal Revenue Code of 1986, as amended, and the Treasury Regulations thereunder (the "Tax Laws"). In this regard, the Trust presently intends to sell "relinquished properties" within the time period specified in the applicable Tax Laws.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits


                         REPORT OF INDEPENDENT AUDITORS


TO THE BOARD OF TRUSTEES AND SHAREHOLDERS
THE TOWN AND COUNTRY TRUST

We have audited the accompanying Combined Statement of Certain Revenues and Certain Operating Expenses (as defined in Note 1) of the Berkshire Properties (the "Properties") for the year ended December 31, 2002. The Combined Statement of Certain Revenues and Certain Operating Expenses is the responsibility of the Properties' management. Our responsibility is to express an opinion on the Combined Statement of Certain Revenues and Certain Operating Expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement of Certain Revenues and Certain Operating Expenses are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement of Certain Revenues and Certain Operating Expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement of Certain Revenues and Certain Operating Expenses. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Combined Statement of Certain Revenues and Certain Operating Expenses were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the filing of Form 8-K/A of The Town and Country Trust as described in Note 1, and is not intended to be a complete presentation of the Properties' revenues and expenses.

In our opinion, the Combined Statement of Certain Revenues and Certain Operating Expenses referred to above present fairly, in all material respects, the combined certain revenues and certain operating expenses described in Note 1 of the Berkshire Properties for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States.

                                                 /s/ Ernst & Young LLP


Baltimore, Maryland
February 28, 2003

                              Berkshire Properties

      Combined Statement of Certain Revenue and Certain Operating Expenses

                             (Amounts in Thousands)


                                                                 Three Months Ended        Year
                                                                   March 31, 2003          Ended
                                                                    (Unaudited)      December 31, 2002
                                                                 ------------------  -----------------
Certain Revenues:
  Rental income                                                       $1,508              $6,469
                                                                      ------              ------
Total certain revenues                                                 1,508               6,469

Certain Operating Expenses:
  Real estate taxes and insurance                                        170                 698
  Utilities                                                               52                 217
  Repairs and maintenance                                                185                 658
  Marketing and advertising                                               45                 240
  Other                                                                  146                 584
                                                                      ------              ------
Total certain operating expenses                                         598               2,397
                                                                      ------              ------

Excess of Certain Revenues Over Certain Operating Expenses            $  910              $4,072
                                                                      ======              ======

See accompanying notes

                              BERKSHIRE PROPERTIES

                 NOTES TO COMBINED STATEMENT OF CERTAIN REVENUE
                         AND CERTAIN OPERATING EXPENSES


1.      ORGANIZATION AND BASIS FOR PRESENTATION

The accompanying Combined Statement of Certain Revenues and Certain Operating Expenses is comprised of two multifamily residential properties located in Pikesville, Maryland (the "Berskshire Properties"). The properties were acquired by The Town and Country Trust from entities owned by Berkshire Realty Holdings, L.P. for an aggregate purchase price of $63.2 million.

This statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission. Accordingly, the combined statement is not representative of the actual operations for the year presented as certain revenues and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in future operations of the acquired properties, have been excluded. The combined statement of certain revenues and certain operating expenses for the Properties is being presented for the most recent fiscal year and the three-month period ended March 31, 2003. Revenues and expenses not directly attributable to the future operation of the Berkshire Properties have been excluded. Such items include depreciation, amortization, interest expense, and interest income.

2.      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition

Revenues from rental property are recognized when due from tenants. Leases are generally for terms of one year or less.

Advertising and Promotion Costs

Advertising and promotion costs are expensed as incurred.

Use of Estimates

The preparation of the Combined Statement of Certain Revenues and Certain Operating Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the Combined Statement of Certain Revenues and Certain Operating Expenses and accompanying notes. Actual results could differ from those estimates.

ITEM 7.b.

                           THE TOWN AND COUNTRY TRUST
                   CONSOLIDATED PRO FORMA FINANCIAL STATEMENTS
                             (AMOUNTS IN THOUSANDS)



Management has prepared the following pro forma financial statements, which are based on the historical consolidated financial statements of The Town & Country Trust (the "Company") and adjusted to give effect to the acquisition of the Berkshire Properties on April 30, 2003.

The Unaudited Pro Forma Consolidated Balance Sheet at March 31, 2003 has been prepared to reflect the subsequent acquisition of the Berkshire Properties as if the acquisition had occurred on March 31, 2003. The pro forma consolidated statements of income for the year ended December 31, 2002 and the three-month period ended March 31, 2003 have been prepared to present the results of operations of the Company as if the acquisition of the Berkshire Properties has occurred at the beginning of each period presented.

The following consolidated pro forma financial statements should be read in conjunction with the Company's Form 8-K filed with the Securities and Exchange Commission (the "SEC") on May 15, 2003, the Company's consolidated financial statements and notes thereto that are incorporated by reference in the Company's Annual Report on Form 10-K for the year ended December 31, 2002, the Company's Quarterly Report on Form 10-Q for the three months ended March 31, 2003 and the Combined Statements of Certain Revenues and Certain Operating Expenses and Notes included elsewhere in this Form 8-K/A. In the Company's opinion, all significant adjustments necessary to reflect the acquisition have been made.

                           THE TOWN AND COUNTRY TRUST

                      CONSOLIDATED PRO FORMA BALANCE SHEET

                                 MARCH 31, 2003

                          (UNAUDITED AND IN THOUSANDS)



                                                                                          Pro Forma          Pro Forma
                                                                     Historical(a)       Adjustments       Consolidated
                                                                   ----------------- ------------------ -----------------
ASSETS
Real estate:
   Land                                                                $   102,787       $   6,430  (b)     $   109,217
   Buildings and improvements                                              696,937          57,838  (b)         754,775
   Other                                                                     8,794              32  (b)           8,826
                                                                   ----------------- ------------------ -----------------
                                                                           808,518          64,300              872,818
Less accumulated depreciation                                             (320,782)              -             (320,782)
                                                                   ----------------- ------------------ -----------------
                                                                           487,736          64,300              552,036

Cash and cash equivalents                                                    1,448                                1,448
Restricted cash                                                              2,660                                2,660
Deferred financing costs                                                     4,101                                4,101
Other assets                                                                 8,945                                8,945
                                                                   ----------------- ------------------ -----------------
   Total assets                                                        $   504,890       $  64,300          $   569,190
                                                                   ================= ================== =================

LIABILITIES AND SHAREHOLDERS' DEFICIT
Notes payable - secured                                                $   491,915       $  64,300  (c)     $   556,215
Notes payable - unsecured                                                    3,000                                3,000
Accrued interest                                                             2,446                                2,446
Accounts payable and other liabilities                                       9,095                                9,095
Security deposits                                                            3,358                                3,358
Minority interest                                                                -                                    -
                                                                   ----------------- ------------------ -----------------
   Total liabilities                                                       509,814          64,300              574,114

Shareholders' deficit:
   Common shares of beneficial                                                 163                                  163
   Additional paid-in capital                                              328,105                              328,105
   Distributions in excess of accumulated earnings                        (326,696)                            (326,696)
   Deferred compensation - restricted stock                                 (3,997)                              (3,997)
   Other comprehensive income                                               (2,499)                              (2,499)
                                                                   ----------------- ------------------ -----------------
   Total shareholders' deficit                                              (4,924)              -               (4,924)
                                                                   ----------------- ------------------ -----------------
   Total liabilities and shareholders' deficit                         $   504,890       $  64,300          $   569,190
                                                                   ================= ================== =================

Explanation of Pro Forma Adjustments:
        (a) Reflects the Company's historical Consolidated Balance Sheet as of March 31, 2003.
        (b) Represents management's estimate of the allocation of the Company's purchase price and closing costs.
        (c) Reflects increases in the Company's borrowings under existing credit facilities.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                    FOR THE THREE MONTHS ENDED MARCH 31, 2003
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)


                                                                                     Pro Forma       Total Pro
                                                                                    Adjustments        Forma
                                                                   Historical(A)        (B)        Consolidated
                                                                  --------------- --------------- --------------
REVENUE
Rental income                                                        $  32,832       $ 1,508       $ 34,340

EXPENSES
Operating expenses:
   Real estate taxes and insurance                                       3,511           170          3,681
   Utilities                                                             2,341            52          2,393
   Repairs and maintenance                                               4,194           185          4,379
   Marketing and advertising                                             1,102            45          1,147
   Other                                                                 2,824           146          2,970
                                                                  --------------- -------------   --------------
   Total operating expenses                                             13,972           598         14,570

Real estate depreciation                                                 5,390           441   (1)    5,831
Interest expense                                                         7,615           384   (2)    7,999
General and administrative                                               1,376                        1,376
Other depreciation and amortization                                        176                          176
                                                                  --------------- -------------   --------------
                                                                        28,529         1,423         29,952
Income before gain on involuntary conversion and minority
 interest                                                                4,303            85          4,388
Gain on involuntary conversion                                             621                          621
                                                                  --------------- -------------   --------------
Income before minority interest                                          4,924            85          5,009
Income allocated to minority interest                                      658            12            670
Minority interest distribution in excess of earnings                       403           (12)           391
                                                                  --------------- -------------   --------------
Net income                                                           $   3,863       $    85       $  3,948
                                                                  =============== =============   ==============

Earnings per share:
   Basic                                                             $    0.24                     $   0.25
                                                                  ===============                 ==============
   Diluted                                                           $    0.24                     $   0.24
                                                                  ===============                 ==============

Weighted average common shares outstanding - basic                      15,983                       15,983
Dilutive effect of outstanding options and restricted shares               223                          223
                                                                  ---------------                 --------------
Weighted average common shares outstanding - diluted                    16,206                       16,206
                                                                  ===============                 ==============

    Explanation of Pro Forma Adjustments:

        (A) Represents the Company's unaudited historical Consolidated Statement of Operations for the three months ended March 31, 2003.

        (B) Represents the unaudited Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the three months ended March 31, 2003 including the following pro forma adjustments detailed below:

                (1) Represents the depreciation expense of the acquisition properties based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years.

                (2) Represents interest expense for the acquired properties for the three-month period ended March 31, 2003. Interest was computed based on the interest rates under the Company's financing facilities in effect at the time of the respective acquisition.

                           THE TOWN AND COUNTRY TRUST
                 CONSOLIDATED PRO FORMA STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2002
              (UNAUDITED AND IN THOUSANDS EXCEPT PER SHARE AMOUNTS)



                                                                                    Pro Forma
                                                                                   Adjustments     Total Pro
                                                                   Historical (A)       (B)          Forma
                                                                  --------------- -------------- --------------
REVENUE
Rental income                                                        $ 130,418       $  6,469     $ 136,887

EXPENSES
Operating expenses:
   Real estate taxes and insurance                                      12,940            698        13,638
   Utilities                                                             7,341            217         7,558
   Repairs and maintenance                                              16,328            658        16,986
   Marketing and advertising                                             4,739            240         4,979
   Other                                                                11,722            584        12,306
                                                                  --------------- ------------   --------------
   Total operating expenses                                             53,070          2,397        55,467

Real estate depreciation                                                21,153          1,763 (1)    22,916
Interest expense                                                        29,618          1,534 (2)    31,152
General and administrative                                               5,262                        5,262
Other depreciation and amortization                                        686                          686
                                                                  --------------- ------------   --------------
                                                                       109,789          5,694       115,483
Income before minority interest                                         20,629            775        21,404
Income allocated to minority interest                                    2,761            104         2,865
Minority interest distribution in excess of earnings                       576           (104)          472
                                                                  --------------- ------------   --------------
Net income                                                           $  17,292       $    775     $  18,067
                                                                  =============== ============   ==============

Earnings per share:
   Basic                                                             $    1.08                    $    1.13
                                                                  ===============                ==============
   Diluted                                                           $    1.07                    $    1.11
                                                                  ===============                ==============

Weighted average common shares outstanding - basic                      15,961                       15,961
Dilutive effect of outstanding options and restricted shares               253                          253
                                                                  ---------------                ---------------
Weighted average common shares outstanding - diluted                    16,214                       16,214
                                                                  ===============                ===============

    Explanation of Pro Forma Adjustments:
        (A) Represents the Company's unaudited historical Consolidated Statement of Operations for the year ended December 31, 2002.
        (B) Represents the Combined Statement of Certain Revenues and Certain Operating Expenses for the Berkshire Properties for the year ended December 31, 2002 including the following pro forma adjustments detailed below:
            (1) Represents the depreciation expense of the acquisition properties based on the purchase price, excluding amounts allocated to land. The weighted average life of the property depreciation was 36.6 years.
            (2) Represents interest expense for the acquired properties for the year ended December 31, 2002. Interest was computed based on the interest rates under the Company's financing facilities in effect at the time of the respective acquisition.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, The Town and Country Trust has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             By: /s/ Alan W. Lasker
                                                ----------------------
                                                     Alan W. Lasker
                                                     Senior Vice President
                                                     Chief Financial Officer


Dated: June 24, 2003